UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2013

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:

(775) 856-2500

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.02       Termination of a Material Definitive Agreement

Effective May 31, 2013, Northern Altair Nanotechnologies Co., Ltd. (“Northern Altair”), an indirect subsidiary of Altair Nanotechologies Inc. (the “Company”), and Jun (Eddie) Liu, a director of the Company, entered into an agreement terminating Mr. Liu’s employment with Northern Altair. Mr. Liu was employed as Vice President of Sales of Northern Altair at a salary of approximately $48,000 per year. Mr. Liu continues to serve as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: June 5, 2013	By:	/s/ Stephen B. Huang
Stephen B. Huang, Chief Financial Officer

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